UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2015

Vivint Solar, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36642	45-5605880
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3301 N. Thanksgiving Way, Suite 500

Lehi, Utah 84043

(Address of principal executive offices, including zip code)

(877) 404-4129

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On July 20, 2015, Vivint Solar Inc., (the “Company”) issued a press release announcing that it entered into a definitive agreement to be acquired by SunEdison, Inc. (the “Merger”). A copy of the press release is furnished as Exhibit 99.1.

Additionally, On July 20, 2015, Gregory Butterfield, the Company’s Chief Executive Officer, sent an e-mail communication to all employees of the Company regarding the Merger. A copy of that e-mail communication is furnished as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Pursuant to the rules and regulations of the Securities and Exchange Commission, the attached exhibit is deemed to have been furnished to, but not filed with, the Securities and Exchange Commission:

Exhibit Number	Description

99.1	Press Release of Vivint Solar, Inc., dated July 20, 2015

99.2	E-mail from Vivint Solar, Inc. Chief Executive Officer to Company employees, dated July 20, 2015

Cautionary Statement Regarding Forward Looking Statements

This communication contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995, including with respect to the timing of the completion of the acquisition, expected cash available for distribution (CAFD), earnings, future growth and financial performance and the ability of SunEdison to finance aspects of the acquisition, and typically can be identified by the use of words such as “expect,” “estimate,” “anticipate,” “forecast,” “intend,” “project,” “target,” “plan,” “believe” and similar terms and expressions. Forward-looking statements are based on current expectations and assumptions. Although Vivint Solar believes that its expectations and assumptions are reasonable, it can give no assurance that these expectations and assumptions will prove to have been correct, and actual results may vary materially. For example, (1) Vivint Solar may be unable to obtain the stockholder approval required for the merger; (2) the companies may be unable to obtain regulatory approvals required for the merger, or required regulatory approvals may delay the merger or result in the imposition of conditions that could have a material adverse effect on the combined company or cause the companies to abandon the merger; (3) conditions to the closing of the merger may not be satisfied; (4) an unsolicited offer of another company to acquire assets or capital stock of Vivint Solar could interfere with the merger; (5) SunEdison may be unable to obtain the financing for which it has received commitments or to complete the sale of assets contemplated by the TERP Purchase Agreement; (6) problems may arise in integration, which may result in less effective or efficient operations; (7) the merger may involve unexpected costs, unexpected liabilities or unexpected delays, or the effects of purchase accounting may be different from the companies’ expectations; (8) the credit ratings of the combined company or its subsidiaries may be different from what SunEdison and TerraForm Power expect; (9) the businesses of the companies may suffer as a result of uncertainty surrounding the merger and the related transactions; (10) the industry may be subject to future regulatory or legislative actions that could adversely affect the companies; and (11) the companies may be adversely affected by other economic, business, and/or competitive factors. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of Vivint Solar, SunEdison and Terraform Power described in the “Risk Factors” section of their respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by either of them from time to time with the SEC. All forward-looking statements included in this document are based upon information available to Vivint Solar, SunEdison and TerraForm Power on the date hereof, and neither Vivint Solar, SunEdison not TerraForm Power assumes any obligation to update or revise any such forward-looking statements.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in those statements will be achieved or will occur, and actual results could differ materially from those anticipated or implied in the forward-looking statements. Except as required by law, Vivint Solar does not undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. You should read the documents Vivint Solar has filed with the SEC for more complete information about the company. These documents are available on both the EDGAR section of the SEC’s website at www.sec.gov and the Investor Relations section of the company’s website at www.vivintsolar.com.

Additional Information and Where to Find it

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The proposed merger transaction between SunEdison and Vivint Solar will be submitted to the stockholders of Vivint Solar for their consideration. SunEdison intends to file with the SEC a registration statement on Form S-4 that will include a prospectus of SunEdison and a proxy statement of Vivint Solar, and Vivint Solar intends to file with the SEC a definitive proxy statement on Schedule 14A. SunEdison and Vivint Solar also plan to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS OF VIVINT SOLAR ARE URGED TO READ THE PROXY STATEMENT, PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SUNEDISON, VIVINT SOLAR AND THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. Copies of documents filed with the SEC by SunEdison (when they become available) may be obtained free of charge on SunEdison’s website at www.sunedison.com or by directing a written request to SunEdison, Inc., Investor Relations, 13736 Riverport Drive, Ste. 1800, Maryland Heights, MO 63043. Copies of documents filed with the SEC by Vivint Solar (when they become available) may be obtained free of charge on Vivint Solar’s website at www.vivintsolar.com or by directing a written request to Vivint Solar, Inc., care of Vivint Solar Investor Relations, 3301 N Thanksgiving Way, Ste. 500, Lehi, UT, 84043. Investors and security holders may also read and copy any reports, statements and other information filed by SunEdison or Vivint Solar, with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Merger Solicitation

SunEdison, Vivint Solar, and certain of their respective directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding SunEdison’s directors and executive officers is available in its proxy statement filed with the SEC by the Company on April 17, 2015 in connection with its 2015 annual meeting of stockholders, and information regarding Vivint Solar’s directors and executive officers is available in its proxy statement filed with the SEC by Vivint Solar on April 20, 2015 in connection with its 2015 annual meeting of stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the prospectus and proxy statement and other relevant materials to be filed with the SEC when they become available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vivint Solar, Inc.

By:	/S/ Gregory S. Butterfield
Gregory S. Butterfield
Chief Executive Officer

Date: July 20, 2015

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Vivint Solar, Inc., dated July 20, 2015

99.2	E-mail from Vivint Solar, Inc. Chief Executive Officer to Company employees, dated July 20, 2015